SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of Earliest Event Reported) June 24, 2002

                            Prodeo Technologies, Inc.
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             (Exact name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

           33-28417                                         95-4585824
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   (Commission File Number)                              (I.R.S. Employer
                                                         Identification No.)

  1817 West 4th Street, Tempe, Arizona                        85281
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(Address of Principal Executive Offices)                    (Zip Code)


                              (602) 431-0444 x1320
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5. OTHER EVENTS.

On May 6, 2002, the Registrant and PPG Industries, Inc. entered into an Asset Sale and Purchase Agreement pursuant to which Registrant sold certain equipment and facility assets related to its CMP Foundry business for $618,000.00. In addition, the corporate buyer assumed certain building lease obligations of Registrant. Registrant retained ownership of certain intangible assets including customer files, know-how, and patent rights. The corporate buyer also hired three of Registrant's employees including the former vice president and general manager of Registrant's CMP Foundry business.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          Prodeo Technologies, Inc.
                                          (Registrant)

Date: June 24, 2002                      By: /s/ Don Jackson, Jr.
                                            ------------------------------------
                                           Don Jackson, Jr., President, Director
                                           and Chief Executive Officer